VALIC COMPANY I
Small-Mid Growth Fund
Supplement to the Summary Prospectus dated October 1, 2010
In the Fund Summary for the Small-Mid Growth Fund (the “Fund”) under “Investment Manager,” the disclosure with respect to Edward Rick, IV as a portfolio manager of the Fund is deleted in its entirety. Linda Z. Freeman, Jeffrey S. Drummond, Jeffrey Harrison and Paul Carder will continue to serve as portfolio managers of the Fund.
Date: October 7, 2010